Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                         7/17/00


        Blended Coupon                               7.0417%


        Excess Protection Level
        3 Month Average  63.67%
          June, 2000  179.67%
          May, 2000   5.77%
          April, 2000   5.55%


        Cash Yield                                  249.94%


        Investor Charge Offs                        60.76%


        Base Rate                                    9.51%


        Over 30 Day Delinquency                      4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $54,839,173,315.51


        Investor Participation Amount               $37,500,000.00


        Seller Participation Amount                 $6,607,972,797.02